UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2016

Ligand Pharmaceuticals Incorporated
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33093	77-0160744
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11119 North Torrey Pines Road, Suite 200, La Jolla, California 92037
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 550-7500

N/A
(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Second Amendment to Loan and Security Agreement

On January 22, 2016, Ligand Pharmaceuticals Incorporated (the “Company”) entered into a Second Amendment to Loan and Security Agreement (the “Loan Amendment”) with Viking Therapeutics, Inc (“Viking”), which amends that certain Loan and Security Agreement, dated as of May 21, 2014, by and between the Company and Viking, as amended on April 8, 2015 (the “Original Loan Agreement”). Pursuant to the terms of the Original Loan Agreement, the Company provided Viking with loans in an aggregate amount of $2.5 million, which are evidenced by a Secured Convertible Promissory Note issued by Viking to the Company (the “Viking Note”). The Loan Amendment amends the Original Loan Agreement (as so amended by the Loan Amendment, the “Amended Loan Agreement”) to, among other things, (i) extend the maturity date of the loans under the Viking Note from May 21, 2016 to May 21, 2017 (the “Maturity Date”), (ii) reduce the annual interest rate on the principal amount outstanding under the Viking Note from 5.0% to 2.5%, and (iii) extend the Company’s lock-up period by one year such that the Company may not, directly or indirectly, sell or otherwise transfer or dispose of any Viking securities prior to January 23, 2017.
Additionally, the Amended Loan Agreement provides that, upon the consummation of Viking’s first bona fide capital financing transaction occurring subsequent to January 22, 2016, but prior to the Maturity Date, with certain minimum net proceeds to Viking (the “Next Financing”), Viking will be required to repay $1.5 million of the Viking Note obligation to the Company (the “Next Financing Payment”), with at least $300,000 of the Next Financing Payment to be paid in cash and the remaining amount of the Next Financing Payment that will not be paid in cash (the “Balance”) to be paid in the form of shares of Viking’s equity securities that are issued in the Next Financing. Further, following the consummation of the Next Financing, Viking may elect to repay any portion of the outstanding principal under the Viking Note, plus accrued and unpaid interest thereon.
The foregoing description of certain terms contained in the Loan Amendment does not purport to be complete and is qualified in its entirety by reference to: (i) the copy of the Loan Amendment which will be filed with the Commission by the Company on its Quarterly Report on Form 10-Q for the period ending March 31, 2016, (ii) the copy of the Loan and Security Agreement, dated May 21, 2014, by and between the Company and Viking, filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2014 filed with the Securities and Exchange Commission (the “SEC”) on August 5, 2014, and (iii) the copy of the First Amendment to Loan and Security Agreement, dated as of April 8, 2015, by and between the Company and Viking, filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2015, filed with the SEC on August 5, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 26, 2016     Ligand Pharmaceuticals Incorporated

By:    /s/ Charles Berkman
Charles Berkman
Vice President, General Counsel and Secretary